                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): October 26, 2005
                                                           ----------------

                                LYNCH CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

INDIANA                               1-106                   38-1799862
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)           Identification No.)

140 GREENWICH AVENUE, 4TH FLOOR, GREENWICH, CT                 06830
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.
            ------------

            On October 26, 2005,  Lynch  Corporation  (the "Company")  announced that  is had set  Wednesday,  November  9,  2005,  as the  record  date  for its previously announced rights offering. Holders of the Company's common stock will be issued  transferable  subscription rights to purchase shares of the Company's common stock at a subscription  price of $7.25 per share. For more  information, please refer to the press release attached hereto as Exhibit 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)   Exhibits

      EXHIBIT NO.    EXHIBITS

      99.1           Press release of Lynch Corporation dated October 26, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LYNCH CORPORATION

                                           By: /s/ Eugene Hynes
                                               --------------------
                                               Eugene Hynes
                                               Vice President
October 26, 2005